Exhibit 13.13

SongVest | BulletBoys - "Smooth Up In Ya" 6/27/24, 9:57 AM https://secure.songvest.com/productview/255/Bulletboys%20-%20%22Smooth%20Up%20In%20Ya%22/1 Page 1 of 4 Live Investments Fan Investor Benefits Selling Royalties About Us Search Login / Register Welcome to your EXCLUSIVE destination to reserve fractional shares of a new recording of BULLETBOYS' iconic rock banger "Smooth Up In Ya"! As a BULLETBOYS SongShare holder, you'll collect royalties from their new recording of “Smooth Up In Ya”. The original “Smooth Up In Ya” was BULLETBOYS debut release in 1988. It has been featured on the big screen in Empire Records (1995), Hot Tub Time Machine (2010), and in the HBO series Euphoria. Make sure you've signed up to receive notice when these SongShares are available to purchase. Closed on May 13th, 5:00 pm $60 Final Bid View Offering Circular BulletBoys - "Smooth Up In Ya" Become an INVESTED FAN - Reserve your shares of this ICONIC rock song now! Royalties Paid Per Unit (last 12 months) $0.00 Enter your email address KEEP ME UPDATED

SongVest | BulletBoys - "Smooth Up In Ya" 6/27/24, 9:57 AM https://secure.songvest.com/productview/255/Bulletboys%20-%20%22Smooth%20Up%20In%20Ya%22/1 Page 2 of 4 In addition to your SongShare, you have the unique opportunity to unlock EXCLUSIVE BULLETBOYS items and experiences at various levels: Reserve 1 Share and receive a digital Certificate of Authenticity (PDF)! Reserve 2+ shares and receive a physical SIGNED PHOTO of the band + digital Certificate of Authenticity (PDF)! Reserve 5+ shares and receive access to an Online group Q&A with the band* + a physical SIGNED PHOTO of the band + digital Certificate of Authenticity (PDF)! Reserve 20+ shares and receive a Personal 30-minute chat with the band** + access to an online group Q&A with the band + a physical SIGNED PHOTO of the band + digital Certificate of Authenticity (PDF)!

SongVest | BulletBoys - "Smooth Up In Ya" 6/27/24, 9:57 AM https://secure.songvest.com/productview/255/Bulletboys%20-%20%22Smooth%20Up%20In%20Ya%22/1 Page 3 of 4 Reserve 100+ shares and receive a 20-minute Acoustic House Concert by the band*** + a Personal 30-minute chat with the band + access to an online group Q&A with the band + a physical SIGNED PHOTO of the band + digital Certificate of Authenticity (PDF)! *DATE AND TIME TBD **DATE AND TIME TO BE SCHEDULED WITH PURCHASER ***DATE AND TIME TO BE SCHEDULED WITH PURCHASER. PURCHASER RESPONSIBLE FOR TRAVEL AND ACCOMODATIONS. SPECIFIC PERFORMANCE REQUIREMENTS APPLY. Original Release Artwork Bulletboys is sharing twenty-five percent (25%) of the streaming and other digital distribution royalties generated from the newly released version of “Smooth Up In Ya” so that fans can join in the overall success of the band. The “Smooth Up In Ya - 2024 Version” Music Royalty Asset is the underlying asset of the “Smooth Up In Ya - 2024 Version” Royalty Share Agreement (the “Agreement”). The Agreement contains 25% of the sound recording owner’s share of digital income from the sound recording “Smooth Up In Ya - 2024 Version,” recorded by artist Bulletboys. Current Financial Information: No royalties have been earned as of March 27, 2024 About BULLETBOYS

SongVest | BulletBoys - "Smooth Up In Ya" 6/27/24, 9:57 AM https://secure.songvest.com/productview/255/Bulletboys%20-%20%22Smooth%20Up%20In%20Ya%22/1 Page 4 of 4 © 2024 by RoyaltyTraders LLC dba SongVest Music Creators/Sell Royalties - Current Auctions - About Us - News - FAQs Terms of Use - Privacy Policy - Offering Circular This offering is made in reliance on Regulation A under the Securities Act of 1933. The securities offered are speculative, illiquid, and an investor could lose the entire investment. Investors should read the relevant Offering Circular and consider the risks disclosed therein before investing. SongVest is a startup and is operating at a loss. SongVest is offering securities through the use of an Offering Statement that the Securities and Exchange Commission ("SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are “good” investments. Dalmore Group LLC (“Dalmore”) is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer, member of Financial Industry Regulatory Authority, Inc. (“FINRA”) and Securities Investor Protection Corporation (“SIPC”) and is the broker-dealer of record on this issuer direct offering. This profile may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its markets or industry. These statements reflect management’s current views regarding future events based on available information and are subject to risks and uncertainties that could cause the company’s actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, although management believes that the expectations reflected in the forward-looking statements are reasonable, neither RoyaltyTraders LLC dba SongVest nor anyone acting on its behalf can give any assurance that such expectations will prove to have been correct nor do they have a duty to update any such statements to conform them to actual results. By accessing this site and any pages on this site, you agree to be bound by our Terms of Use and Privacy Policy, as may be amended from time to time without notice or liability. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. REGULATION A OFFERINGS ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT. Read the Offering Circular before you invest. https://www.songvest.com/offering BULLETBOYS are an American rock band originally formed in 1986 from Los Angeles, California featuring an all star line-up with founding member front man MARQ TORIEN. The current lineup consists of guitarist IRA BLACK formerly of LIZZY BORDEN, DOKKEN, METAL CHURCH; bassist BRAD LANG formerly of Y&T, BURNING RAIN and drummer FRED ACHING from POWERFLO, BILLY BIO. The band have released nine studio albums and are best known for their mega hits "SMOOTH UP IN YA", "FOR THE LOVE OF MONEY", "KISSIN KITTY" and "HARD AS A ROCK" which debuted and became number one in rotation on MTV between 1988 and 1991. They were featured on the certified double platinum soundtrack for WAYNES WORLD in 1992; BEERFEST in 2006 and HOT TUB TIME MACHINE in 2010. BULLETBOYS are set to release a new single and follow-up album with tour dates in Spring 2024. ROYALTYTRADERS LLC (DBA SONGVEST) IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. https://www.songvest.com/offering Contact Us

SongVest | BulletBoys - "I Know There's Something Going On" 6/27/24, 9:57 AM https://secure.songvest.com/productview/259/Bulletboys%20-%20%22I%20Know%20There's%20Something%20Going%20On%22/1 Page 1 of 4 Live Investments Fan Investor Benefits Selling Royalties About Us Search Login / Register Welcome to your EXCLUSIVE destination to reserve fractional shares of BULLETBOYS recording of "I Know There's Something Going On"! As a BULLETBOYS SongShare holder, you'll collect royalties from their new recording of “I Know There's Something Going On”. The Song was originally recorded in 1982 by Frida. It featured Phil Collins as producer, drummer, and backing vocalist, and reached #1 in Belgium and Switzerland. The song peaked at #13 in the USA. Make sure you've signed up to receive notice when these SongShares are available to purchase. Closed on May 13th, 5:05 pm $50 Final Bid View Offering Circular BulletBoys - "I Know There's Something Going On" Own YOUR share of BulletBoys' cover of "I Know There's Something Going On"! Royalties Paid Per Unit (last 12 months) $0.00 Enter your email address KEEP ME UPDATED

SongVest | BulletBoys - "I Know There's Something Going On" 6/27/24, 9:57 AM https://secure.songvest.com/productview/259/Bulletboys%20-%20%22I%20Know%20There's%20Something%20Going%20On%22/1 Page 2 of 4 In addition to your SongShare, you have the unique opportunity to unlock EXCLUSIVE BULLETBOYS items and experiences at various levels: Reserve 1 Share and receive a digital Certificate of Authenticity (PDF)! Reserve 2+ shares and receive a physical SIGNED PHOTO of the band + digital Certificate of Authenticity (PDF)! Reserve 5+ shares and receive access to an Online group Q&A with the band* + a physical SIGNED PHOTO of the band + digital Certificate of Authenticity (PDF)! Reserve 20+ shares and receive a Personal 30-minute chat with the band** + access to an online group Q&A with the band + a physical SIGNED PHOTO of the band + digital Certificate of Authenticity (PDF)!

SongVest | BulletBoys - "I Know There's Something Going On" 6/27/24, 9:57 AM https://secure.songvest.com/productview/259/Bulletboys%20-%20%22I%20Know%20There's%20Something%20Going%20On%22/1 Page 3 of 4 © 2024 by RoyaltyTraders LLC dba SongVest Music Creators/Sell Royalties - Current Auctions - About Us - News - FAQs Terms of Use - Privacy Policy - Offering Circular Reserve 100+ shares and receive a 20-minute Acoustic House Concert by the band*** + a Personal 30-minute chat with the band + access to an online group Q&A with the band + a physical SIGNED PHOTO of the band + digital Certificate of Authenticity (PDF)! *DATE AND TIME TBD **DATE AND TIME TO BE SCHEDULED WITH PURCHASER ***DATE AND TIME TO BE SCHEDULED WITH PURCHASER. PURCHASER RESPONSIBLE FOR TRAVEL AND ACCOMODATIONS. SPECIFIC PERFORMANCE REQUIREMENTS APPLY. Bulletboys is sharing twenty-five percent (25%) of the streaming and other digital distribution royalties generated from the newly released version of “Something Going On” so that fans can join in the overall success of the band. The “Something Going On - 2024 Version” Music Royalty Asset is the underlying asset of the “Something Going On - 2024 Version” Royalty Share Agreement (the “Agreement”). The Agreement contains 25% of the sound recording owner’s share of digital income from the sound recording “Something Going On - 2024 Version,” recorded by artist Bulletboys. Current Financial Information: No royalties have been earned as of March 27, 2024 About BULLETBOYS BULLETBOYS are an American rock band originally formed in 1986 from Los Angeles, California featuring an allstar line-up with founding member frontman MARQ TORIEN. The current lineup consists of guitarist IRA BLACK formerly of LIZZY BORDEN, DOKKEN, METAL CHURCH; bassist BRAD LANG formerly of Y&T, BURNING RAIN and drummer FRED ACHING from POWERFLO. The band have released nine studio albums and are best known for their mega hits "SMOOTH UP IN YA", "FOR THE LOVE OF MONEY", "KISSIN KITTY" and "HARD AS A ROCK" which debuted and became number one in rotation on MTV between 1988 and 1991. They were featured on the certified double platinum soundtrack for WAYNES WORLD in 1992; BEERFEST in 2006 and HOT TUB TIME MACHINE in 2010. BULLETBOYS are set to release a new single and follow-up album with tour dates in Spring 2024. ROYALTYTRADERS LLC (DBA SONGVEST) IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. https://www.songvest.com/offering

SongVest | BulletBoys - "I Know There's Something Going On" 6/27/24, 9:57 AM https://secure.songvest.com/productview/259/Bulletboys%20-%20%22I%20Know%20There's%20Something%20Going%20On%22/1 Page 4 of 4 This offering is made in reliance on Regulation A under the Securities Act of 1933. The securities offered are speculative, illiquid, and an investor could lose the entire investment. Investors should read the relevant Offering Circular and consider the risks disclosed therein before investing. SongVest is a startup and is operating at a loss. SongVest is offering securities through the use of an Offering Statement that the Securities and Exchange Commission ("SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are “good” investments. Dalmore Group LLC (“Dalmore”) is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer, member of Financial Industry Regulatory Authority, Inc. (“FINRA”) and Securities Investor Protection Corporation (“SIPC”) and is the broker-dealer of record on this issuer direct offering. This profile may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its markets or industry. These statements reflect management’s current views regarding future events based on available information and are subject to risks and uncertainties that could cause the company’s actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, although management believes that the expectations reflected in the forward-looking statements are reasonable, neither RoyaltyTraders LLC dba SongVest nor anyone acting on its behalf can give any assurance that such expectations will prove to have been correct nor do they have a duty to update any such statements to conform them to actual results. By accessing this site and any pages on this site, you agree to be bound by our Terms of Use and Privacy Policy, as may be amended from time to time without notice or liability. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. REGULATION A OFFERINGS ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT. Read the Offering Circular before you invest. https://www.songvest.com/offering Contact Us

VIDEO TRANSCRIPTS – BULLETBOYS (POSTED TO INSTAGRAM) Transcript (auto-generated) Kahala Farrow at 11:39 AM 0:00Everyone so very much for purchasing and investing into the song shares campaign with B Boys for Smooth Up in. 0:08I know there's something going on. 0:10There's still shares left for, I know there's something going on. 0:13So please please, please, we have one day left before the campaign ends. 0:18So go and get some of your shares today. 0:20Thank you so much. Transcript (auto-generated) Kahala Farrow at 11:39 AM 0:00Just to go check out our song Fest campaign. 0:02Do it today. 0:03Go check it out. 0:04Don't be the person that misses out on this great opportunity. 0:08We love you song fest. 0:10Let's go. 0:11Let's go, mom. Transcript (auto-generated) Kahala Farrow at 11:39 AM 0:00Hope you're having a beautiful day myself and I are here in sunny southern California. 0:04We just really wanna thank you for all your love and support, but there's still time, still time to reserve exclusive experiences with us along with actual ownership of our two new releases. 0:17The new re-recorded Smooth Up by the Bullet Boys and the cover of Frida's. 0:21I know there's something going on. 0:22Oh, come down the barrel coming down the barrel online Q and A with us, personal calls with us acoustic performance with us. 0:33So head to the live link in our bio and reserve your shares. 0:37Now, do it now today have a beautiful Transcript (auto-generated) Kahala Farrow at 11:39 AM

0:00It's out there. 0:00Thanks for reserving your shares in the songs. 0:03Smooth up and I know there's something going on. 0:07There's still time for you to preserve your own ownership in these songs and get a signed photo and some other exclusive offers. 0:15So please head to the Lincoln Ar Bio for now. 0:18I'm heading off to go play a show. Transcript (auto-generated) Kahala Farrow at 11:40 AM 0:00Thing. 0:00Let's talk about it a little bit. 0:01I Yeah, it's a company called Song Best. 0:03And basically they have a song shares campaign where you can invest into a stock or share of the publishing of a couple of Bullet Boy songs. 0:13And what songs are they gonna be marked? 0:14Well, the first song is going to be a song called Something's Going On, which is a rag cover of a Freda hit song from Abba. 0:24And the second song is gonna be a brand new 2024 remake of Smooth Up. 0:30Get Ready for it y'all. 0:31It's gonna be rad and it's fire. 0:34You'll be able to purchase a share in the royalties of these two new recorder songs. 0:38And if you hit the link in our bio or go to song vest dot com, you can sign up early there and then you'll be able to get a link for snippets of the songs. 0:47So you'll be rewarded for being earlier participant in this with us and becoming a partner. 0:52Absolutely. 0:52As part owner. 0:53Yes, we are so excited about this song shares campaign for Songfest because it's something that's on cutting edge and something that we are going to be able to give to you. 1:03So we're gonna launch this campaign very soon. 1:06So we would like you all to get involved. 1:07Let's get this party started and let's get this thing going, man. 1:10Let's do it. 1:12Song. 1:12Bestest dot com. 1:14Go. 1:15Let's do this.